Exhibit 99.1

Ixia Provides Form 10-K Update and Receives Expected Notice of Non-Compliance with Nasdaq Listing Rule

CALABASAS, CA— March 23, 2015 – Ixia (Nasdaq: XXIA) announced today that because the company has not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”), on March 19, 2015 the company received a letter from The NASDAQ Stock Market LLC (“Nasdaq”) notifying the company that it is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the SEC.

The company filed a Form 12b-25 Notification of Late Filing with the SEC on March 2, 2015 reporting that it planned to file the Form 10-K with the SEC within the extension period of 15 calendar days beyond the original due date of March 2, 2015 (i.e., on or before March 17, 2015). The company was, however, unable to file by the extended deadline.

The company continues to devote substantial resources to and is far along in the process of completing the Form 10-K. Management does not anticipate that the Form 10-K will reflect any material adjustments to the company’s previously announced preliminary financial results for the quarter and fiscal year ended December 31, 2014. The company expects that it will be in a position to complete and file the Form 10-K as soon as (i) the company finalizes its 2014 financial statements and management completes its assessment of the effectiveness of the company’s internal control over financial reporting as of December 31, 2014, and (ii) the company’s independent registered public accounting firm completes its audit of such financial statements and internal control over financial reporting. As reported in the Form 12b-25, the company expects to disclose in the Form 10-K that its internal control over financial reporting and disclosure controls and procedures were not effective as of December 31, 2014.

Nasdaq’s letter provides that the company has 60 calendar days from the company’s receipt thereof to submit to Nasdaq a plan to regain compliance with the Listing Rule. If such a plan is required as a result of any continuing delay in the filing of the Form 10-K, the company intends to submit such a plan to Nasdaq.

About Ixia

Ixia provides application performance and security resilience solutions to validate, secure, and optimize businesses’ physical and virtual networks. Enterprises, service providers, network equipment manufacturers, and governments worldwide rely on Ixia’s solutions to deploy new technologies and achieve efficient, secure, ongoing operation of their networks. Ixia’s powerful and versatile solutions, expert global support, and professional services equip organizations to exceed customer expectations and achieve better business outcomes. Learn more at www.ixiacom.com.

Safe Harbor under the Private Securities Litigation Reform Act of 1995

Certain statements made in this press release are forward-looking statements, including, without limitation, statements regarding the completion and filing of the Form 10-K and the company’s financial results for the quarter and year ended December 31, 2014. In some cases, such forward-looking statements can be identified by terms such as may, will, should, expect, plan, believe, estimate, predict or the like. Such statements reflect our current intent, belief and expectations and are subject to risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in the forward-looking statements. Any forward-looking statements are subject to a number of risks and uncertainties, and actual results may differ materially. Factors that could cause the actual results to differ materially from the results predicted include, among others, the risk that the company, in the course of finalizing its 2014 financial statements, management, in the course of completing its assessment of the effectiveness of the company’s internal control over financial reporting as of December 31, 2014, and/or the company’s independent registered public accounting firm, in the course of completing its audit of such financial statements and such internal control over financial reporting, identify issues and/or considerations that will affect the completion and filing of the Form 10-K, and the risk that the finalization of such financial statements and the completion of such assessment and audit, or other factors, will impact the company’s currently expected financial results for the quarter and year ended December 31, 2014. Ixia assumes no obligation to update such forward-looking statements except as required by applicable law.

Financial Contact:

The Blueshirt Group

Maria Riley, Investor Relations

Tel: 415-217-7722

or

Ixia

Brent Novak, Chief Financial Officer

Tel: 818-444-3190

bnovak@ixiacom.com

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